SUPPLEMENT

Dated August 9, 2011

to the

Statement of Additional Information of the

Timothy Plan Variable Series

DATED April 30, 2011

The Statement of Additional Information of the Timothy Plan Variable Series dated April 30, 2011 is amended as follows:

 Section 3 | Management of the Fund

Under “Proxy Voting Policies” the sixth sentence is deleted in its entirety and replaced with:

A copy will also be sent to you, free of charge, at your request by writing to the Trust at Gemini Fund Services, 4020 S 147th Street, Suite 2, Omaha, NE  68137, or calling toll free at 1‐800‐662‐0201.

Section 5 | Investment Advisory and Other Services - Other Service Providers

Under “Administrator/Transfer Agent” the first four paragraphs are deleted in their entirety and replaced with:

Gemini Fund Services, LLC (formerly Huntington Asset Services, Inc.), 450 Wireless Boulevard, Hauppauge, NY  11788 (GFS), provides transfer agent, portfolio accounting and certain administrative services to the Trust pursuant to an Fund Services Agreement dated April 18, 2011.

Under the Fund Services Agreement, GFS provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Portfolios; (ii) facilitating the performance of administrative and professional services to the Portfolios by others, including the Portfolios’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Portfolios’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with counsel, including the printing of such documents for the purposes of filings with the SEC and stated securities administrators, and preparing reports to the Portfolios’ shareholders and the SEC; (iv) preparing in conjunction with counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of each Portfolio and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) overseeing the calculation of performance data; (vii) preparing and maintaining the Portfolios’ operating expense budget; (viii) coordinating the Portfolios’ annual audit; and (ix) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Internal Revenue Code and the Prospectus.

Under the Fund Services Agreement, GFS also serves as transfer, dividend disbursing, and shareholder servicing agent for the Portfolio. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. GFS’s transfer agency operations are located at 4020 South 147th Street, Suite 2, Omaha, NE 68137.

For such administrative, accounting and transfer agency services, GFS receives from the Portfolios 0.25% on the first $200 million of net assets under management; 0.15% on the next $200 million of net assets; 0.08% on the next $600 million of net assets; and 0.06% on net assets greater than $1 billion dollars, plus out-of- pocket expenses.

During the year ending December 31, 2010 the Trust paid Huntington Asset Services, Inc. $1,080,812.45 for administrative services.

ALL PORTIONS OF THE TIMOTHY PLAN VARIABLE SERIES STATEMENT OF ADDITIONAL INFORMATION NOT SPECIFICALLY AMENDED BY THIS SUPPLEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.